SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 DATE OF REPORT:
                        (DATE OF EARLIEST EVENT REPORTED)

                                  MAY 22, 1996

                                 SUMMIT BANCORP.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEW JERSEY                1-6451                    22-1903313
    ----------------------       -----------                -------------
    (STATE OR OTHER JURIS-       (COMMISSION                (IRS EMPLOYER
   DICTION OF INCORPORATION        FILE NO.)               IDENTIFICATION NO.)
       OR ORGANIZATION)

                       301 CARNEGIE CENTER, P.O. BOX 2066,
                        PRINCETON, NEW JERSEY 08543-2066
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 987-3200



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ITEM 5.  OTHER INFORMATION.

AGREEMENT AND PLAN OF MERGER

     On May 22, 1996, Summit Bancorp. ("Registrant" or "Summit") and Central Jersey Financial Corporation ("Central Jersey") entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for, among other things, (i) the merger of Central Jersey into Summit (the "Merger") and (ii) the exchange of each outstanding share of the Common Stock of Central Jersey ("Central Jersey Common") for .875 shares of the Common Stock of Summit ("Summit Common"), (with the exchange ratio subject to possible adjustment under certain circumstances more fully set forth in the Merger Agreement), and cash in lieu of any fractional shares of Summit Common; all upon the satisfaction of the terms and conditions set forth in the Merger Agreement, including the receipt of approval from the shareholders of Central Jersey, the Board of Governors of the Federal Reserve System, the Office of Thrift Supervision of the Department of the Treasury and the New Jersey Department of Banking.

     In connection with the execution of the Merger Agreement, Summit and Central Jersey entered into a stock option agreement pursuant to which Central Jersey granted to an option to purchase, under certain circumstances, up to 530,986 shares of Central Jersey Common.

     Central Jersey operates Central Jersey Savings Bank, SLA and is headquartered in East Brunswick, New Jersey. It has $468 million in assets and operates six community branches in Middlesex County, the 65th ranked county in the nation in per capita income and eighth in New Jersey. Upon the effectiveness of the merger, Summit expects to improve its market share position to number one in Middlesex County among full service banks.

 ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

EXHIBIT NO.  DESCRIPTION

(2) Agreement and Plan of Merger, dated May 22, 1996, between the Registrant and Central Jersey Financial Corporation, including Exhibits A through E thereto (The Agreement and Plan of Merger is incorporated by reference to Exhibit 10(a) to the Schedule 13D dated June 3, 1996 filed by the Registrant with respect to the Common Stock, no par value, of Central Jersey Financial Corporation. Exhibit A to the Agreement and Plan of Merger is contained at Exhibit 99(a) to this Current Report on Form 8-K).

(99)(a) Central Jersey Stock Option Agreement dated as of May 23, 1996, by and between the Registrant and Central Jersey Financial Corporation.

    (b)  News Release dated May 23, 1996.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date: June 4, 1996                                 SUMMIT BANCORP.

                                                   By: /S/ DENNIS A. WILLIAMS
                                                       ------------------------
                                                           Dennis A. Williams
                                                           Senior Vice President

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                                  EXHIBIT INDEX

EX. NO.  DESCRIPTION

(2) Agreement and Plan of Merger, dated May 22, 1996, between the Registrant and Central Jersey Financial Corporation, including Exhibits A through E thereto (The Agreement and Plan of Merger is incorporated by reference to Exhibit 10(a) to the Schedule 13D dated June 3, 1996 filed by the Registrant with respect to the Common Stock, no par value, of Central Jersey Financial Corporation. Exhibit A to the Agreement and Plan of Merger is contained at Exhibit 99(a) to this Current Report on Form 8-K).

(99)(a) Central Jersey Financial Corporation Stock Option Agreement dated as of May 23, 1996, by and between the Registrant and Central Jersey Financial Corporation.

    (b)  News Release dated May 23, 1996.

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